                                                                    EXHIBIT 99.2


CASE NAME:        KEVCO MANAGEMENT, INC.                           ACCRUAL BASIS

CASE NUMBER:      401-40788-BJH-11

JUDGE:            BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS
                           --------             -----

                               FORT WORTH DIVISION
                               ----------

                            MONTHLY OPERATING REPORT

                          MONTH ENDING: APRIL 30, 2001
                                        --------------

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:


/s/ JOSEPH P. TOMCZAK                                       TREASURER
---------------------------------------           ------------------------------
Original Signature of Responsible Party                       Title

JOSEPH P. TOMCZAK                                          MAY 29, 2001
---------------------------------------           ------------------------------
Printed Name of Responsible Party                             Date


PREPARER:

/s/ DENNIS S. FAULKNER                                ACCOUNTANT FOR DEBTOR
---------------------------------------           ------------------------------
Original Signature of Preparer                                Title


DENNIS S. FAULKNER                                         MAY 29, 2001
---------------------------------------           ------------------------------
Printed Name of Preparer                                      Date

CASE NAME:           KEVCO MANAGEMENT, INC.                    ACCRUAL BASIS - 1

CASE NUMBER:         401-40788-BJH-11

COMPARATIVE BALANCE SHEET


                                                                  SCHEDULED            MONTH             MONTH            MONTH
ASSETS                                                             AMOUNT             FEB-01             MAR-01          APR-01
------                                                            ---------         ----------         ----------      ---------
1.   Unrestricted Cash (FOOTNOTE)                                 6,557,974         17,746,282         26,213,696      15,894,069
2.   Restricted Cash
3.   Total Cash                                                   6,557,974         17,746,282         26,213,696      15,894,069
4.   Accounts Receivable (Net)
5.   Inventory
6.   Notes Receivable
7.   Prepaid Expenses (FOOTNOTE)                                  3,450,681          2,824,027          1,920,893       1,994,525
8.   Other (Attach List)                                            263,606            269,703            269,703         117,209
9.   Total Current Assets                                        10,272,261         20,840,012         28,404,292      18,005,803
10.  Property, Plant & Equipment                                  3,285,885          3,285,886          3,248,949       3,243,080
11.  Less: Accumulated Depreciation/Depletion                    (1,753,163)        (1,805,114)        (1,836,750)     (1,884,378)
12.  Net Property, Plant & Equipment                              1,532,722          1,480,772          1,412,199       1,358,702
13.  Due From Insiders
14.  Other Assets - Net of Amortization (Attach List)                36,082             36,001             35,921          35,841
15.  Other (Attach List)                                        153,399,371        119,191,133        119,290,012     142,088,255
16.  Total Assets                                               165,240,436        141,547,918        149,142,424     161,488,601

POST PETITION LIABILITIES

17.  Accounts Payable                                                                  301,078            355,015         285,864
18.  Taxes Payable                                                                       6,359              7,414           8,469
19.  Notes Payable
20.  Professional Fees
21.  Secured Debt
22.  Other (Attach List) (FOOTNOTE)                                                  4,650,723          3,685,786       4,044,340
23.  Total Post Petition Liabilities                                                 4,958,159          4,048,215       4,338,673

PRE PETITION LIABILITIES

24.  Secured Debt (FOOTNOTE)                                     75,885,064         63,113,388         63,113,388      41,900,067
25.  Priority Debt (FOOTNOTE)                                       200,832             91,281             91,281          91,281
26.  Unsecured Debt                                               1,779,701          2,486,489          1,421,970       1,465,072
27.  Other (Attach List)                                        242,243,558        256,778,148        267,034,923     280,463,959
28.  Total Pre Petition Liabilities                             320,109,155        322,469,306        331,661,562     323,920,379
29.  Total Liabilities                                          320,109,155        327,427,466        335,709,777     328,259,052

EQUITY

30.  Pre Petition Owners' Equity                                                  (154,868,719)      (154,868,719)   (154,868,719)
31.  Post Petition Cumulative Profit Or (Loss)                                        (367,705)        (1,055,510)     (2,113,462)
32.  Direct Charges To Equity (Attach Explanation FOOTNOTE)                        (30,643,124)       (30,643,124)     (9,788,270)
33.  Total Equity                                                                 (185,879,548)      (186,567,353)   (166,770,452)
34.  Total Liabilities and Equity                                                  141,547,918        149,142,424     161,488,600

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:            KEVCO MANAGEMENT, INC.                      SUPPLEMENT TO

CASE NUMBER:          401-40788-BJH-11                         ACCRUAL BASIS - 1

COMPARATIVE BALANCE SHEET


                                                          SCHEDULED          MONTH           MONTH           MONTH
ASSETS                                                     AMOUNT            FEB-01         MAR-01           APR-01
------                                                    ---------          ------         ------           ------
A.   Security Deposit                                         8,794            8,794            8,794            8,794
B.   Cash Surrender Value: Life Ins.                        254,812          260,909          260,909          108,415
C.
D.
E.
TOTAL OTHER ASSETS - LINE 8                                 263,606          269,703          269,703          117,209

A.   Organizational Costs                                    36,082           36,001           35,921           35,841
B.
C.
D.
E.
TOTAL OTHER ASSETS NET OF AMORTIZATION - LINE 14             36,082           36,001           35,921           35,841

A.   Intercompany Receivables (FOOTNOTE)                113,743,558       79,377,508       79,318,574      102,116,817
B.   Intercompany Royalties                              39,655,813       39,813,625       39,971,438       39,971,438
C.
D.
E.
TOTAL OTHER ASSETS - LINE 15                            153,399,371      119,191,133      119,290,012      142,088,255

POST PETITION LIABILITIES
A.   Accrued Liabilities Other                                             1,053,230          512,018        1,047,301
B.   Deferred Compensation                                                   960,371          960,371          960,371
C.   401K Contribution                                                        32,932           31,321           13,274
D.   Accrued Health Claims                                                 1,300,036          991,237          874,190
E.   Accrued Payroll                                                       1,125,642        1,062,327        1,020,692
F.   Acc. Professional Fees                                                  178,512          128,512          128,512
G.
TOTAL OTHER POST PETITION LIABILITIES - LINE 22                            4,650,723        3,685,786        4,044,340

PRE PETITION LIABILITIES
A.   Intercompany Payables (FOOTNOTE)                   113,743,558      128,278,148      138,534,923      151,963,959
B.   10 3/8% Senior Sub. Notes                          105,000,000      105,000,000      105,000,000      105,000,000
C.   Sr. Sub. Exchangeable Notes                         23,500,000       23,500,000       23,500,000       23,500,000
D.
E.
TOTAL OTHER PRE PETITION LIABILITIES - LINE 27          242,243,558      256,778,148      267,034,923      280,463,959

CASE NAME:       KEVCO MANAGEMENT, INC.                       ACCRUAL BASIS - 2

CASE NUMBER:     401-40788-BJH-11

INCOME STATEMENT


                                                    MONTH                   MONTH                MONTH           QUARTER
REVENUES                                           FEB-01                   MAR-01               APR-01           TOTAL
--------                                          -------                 --------           ----------         ----------
1.   Gross Revenues                                                                                                      0
2.   Less: Returns & Discounts                                                                                           0
3.   Net Revenue                                         0                       0                    0                  0
COST OF GOODS SOLD
4.   Material                                                                                                            0
5.   Direct Labor                                                                                                        0
6.   Direct Overhead                                                                                                     0
7.   Total Cost Of Goods Sold                            0                       0                    0                  0
8.   Gross Profit                                        0                       0                    0                  0
OPERATING EXPENSES
9.   Officer / Insider Compensation                 45,063                  45,028               71,400            161,491
10.  Selling & Marketing                            16,372                   5,132                 (161)            21,343
11.  General & Administrative                      120,177                 190,404              178,094            488,675
12.  Rent & Lease                                   38,622                  50,028               48,590            137,240
13.  Other (Attach List)                           248,419                 370,113              167,245            785,777
14.  Total Operating Expenses                      468,653                 660,705              465,168          1,594,526
15.  Income Before Non-Operating
     Income & Expense                             (468,653)               (660,705)            (465,168)        (1,594,526)
OTHER INCOME & EXPENSES
16.  Non-Operating Income (Att List)               789,394                 682,857              118,278          1,590,529
17.  Non-Operating Expense (Att List)                    0                       0              217,203            217,203
18.  Interest Expense                                                                                                    0
19.  Depreciation / Depletion                       52,032                  53,879               50,926            156,837
20.  Amortization                                                                0                                       0
21.  Other (Attach List)                                                                                                 0
22.  Net Other Income & Expenses                   737,362                 628,978             (149,851)         1,216,489
REORGANIZATION EXPENSES
23.  Professional Fees                             636,414                 656,079              442,932          1,735,425
24.  U.S. Trustee Fees                                                                                                   0
25.  Other (Attach List)                                                                                                 0
26.  Total Reorganization Expenses                 636,414                 656,079              442,932          1,735,425
27.  Income Tax                                                                                                          0
28.  Net Profit (Loss)                            (367,705)               (687,806)          (1,057,951)        (2,113,462)

This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:         KEVCO MANAGEMENT, INC.                         SUPPLEMENT TO

CASE NUMBER:       401-40788-BJH-11                           ACCRUAL BASIS - 2


INCOME STATEMENT


                                                       MONTH           MONTH           MONTH          QUARTER
OPERATING EXPENSES                                     FEB-01          MAR-01          APR-01          TOTAL
------------------                                    -------         -------          ------         ------
A.  Payroll                                           187,266         248,360          71,367         506,994
B.  Insurance                                          27,207          28,059          25,043          80,309
C.  Utilities & Telephone                              12,780          31,434          15,650          59,864
D.  Taxes                                              21,166          62,259          10,941          94,366
E.  Management Fees                                                                    44,244          44,244

          TOTAL OTHER OPERATING EXPENSES - LINE 13    248,419         370,113         167,245         785,777

OTHER INCOME & EXPENSES

A.  Interest and Misc. Income                           3,904         112,980          95,364         212,248
B.  Intercompany Operating Fees                       380,423         112,675          22,914         516,012
C.  Interco. Management Fees                          315,625         157,813                         473,438
D.  Intercompany Information Technology Fee            89,442           3,080                          92,522
E.  Write off uncleared AP checks                                     296,309                         296,309

          TOTAL NON-OPERATING INCOME - LINE 16        789,394         682,857         118,278       1,590,529

A.  Correction of Error on Books (FOOTNOTE)                                           217,203         217,203
B.                                                                                                          0
C.                                                                                                          0
D.                                                                                                          0
E.                                                                                                          0

          TOTAL NON-OPERATING EXPENSE - LINE 17             0               0         217,203         217,203


REORGANIZATION EXPENSES

A.                                                                                                          0
B.                                                                                                          0
C.                                                                                                          0
D.                                                                                                          0
E.                                                                                                          0
         TOTAL OTHER
  REORGANIZATION EXPENSES -
          LINE 25                                           0               0               0               0

CASE NAME:         KEVCO MANAGEMENT, INC.                    ACCRUAL BASIS - 3

CASE NUMBER:       401-40788-BJH-11


CASH RECEIPTS AND                                                    MONTH             MONTH         MONTH               QUARTER
DISBURSEMENTS                                                        FEB-01            MAR-01        APR-01               TOTAL
-------------                                                        ------            ------        ------              ------
1.  Cash - Beginning Of Month                                        SEE ATTACHED SUPPLEMENT AND FOOTNOTE

RECEIPTS FROM OPERATIONS

2.  Cash Sales                                                                                                               0

COLLECTION OF ACCOUNTS RECEIVABLE
3.  Pre Petition                                                                                                             0
4.  Post Petition                                                                                                            0
5.  Total Operating Receipts                                            0                 0             0                    0

NON-OPERATING RECEIPTS

6.  Loans & Advances (Attach List)                                                                                           0
7.  Sale of Assets                                                                                                           0
8.  Other (Attach List)                                                                                                      0
9.  Total Non-Operating Receipts                                        0                 0             0                    0
10. Total Receipts                                                      0                 0             0                    0
11. Total Cash Available                                                0                 0             0                    0

OPERATING DISBURSEMENTS

12. Net Payroll                                                                                                              0
13. Payroll Taxes Paid                                                                                                       0
14. Sales, Use & Other Taxes Paid                                                                                            0
15. Secured / Rental / Leases                                                                                                0
16. Utilities                                                                                                                0
17. Insurance                                                                                                                0
18. Inventory Purchases                                                                                                      0
19. Vehicle Expenses                                                                                                         0
20. Travel                                                                                                                   0
21. Entertainment                                                                                                            0
22. Repairs & Maintenance                                                                                                    0
23. Supplies                                                                                                                 0
24. Advertising                                                                                                              0
25. Other (Attach List)                                                                                                      0
26. Total Operating Disbursements                                       0                 0             0                    0

REORGANIZATION DISBURSEMENTS

27. Professional Fees                                                                                                        0
28. U.S. Trustee Fees                                                                                                        0
29. Other (Attach List)                                                                                                      0
30. Total Reorganization Expenses                                       0                 0             0                    0
31. Total Disbursements                                                 0                 0             0                    0
32. Net Cash Flow                                                       0                 0             0                    0
33. Cash - End of Month                                                 0                 0             0                    0

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ----

CASE NAME:      KEVCO MANAGEMENT, INC.          SUPPLEMENT TO ACCRUAL BASIS -3
                                                APRIL, 2001
CASE NUMBER:    401-40788-BJH-11                CASH RECEIPTS AND DISBURSEMENTS


                                        DIST LP        MFG        MGMT        HOLDING  COMP   KEVCO INC      TOTAL
                                       ---------    ---------- ----------     -------  -----  ---------   ----------
1   CASH-BEGINNING OF MONTH                 1,483     (95,242)  26,213,696     5,010   6,050    1,000     26,131,997

 RECEIPTS FROM OPERATIONS
2   CASH SALES                            121,372          --                                                121,372
 COLLECTION OF ACCOUNTS RECEIVABLE
3   PRE PETITION                           61,354          --                                                 61,354
4   POST PETITION                       7,225,297   4,705,194                                             11,930,491

5   TOTAL OPERATING RECEIPTS            7,408,023   4,705,194           --        --      --       --     12,113,217

 NON OPERATING RECEIPTS
6   LOANS & ADVANCES                                                    --                                        --
7   SALE OF ASSETS                         38,500   7,012,936                                              7,051,436
8   OTHER                                 171,186          --       87,708        --      --       --        258,894
 INTERCOMPANY TRANSFERS                (4,591,461) (2,381,789)   6,973,250        --      --                      --
          SALE EXPENSE REIMBURSEMENT
          LIFE INSURANCE CASH VALUE       152,493
          RENT                             16,000
          TAX REFUND                        2,693
          MISC                                                                            --
          INTEREST INCOME                                           87,708

9   TOTAL NON OPERATING RECEIPTS       (4,381,775)  4,631,147    7,060,958        --      --       --      7,310,330

10  TOTAL RECEIPTS                      3,026,248   9,336,341    7,060,958        --      --       --     19,423,547

11  CASH AVAILABLE                      3,027,731   9,241,099   33,274,654     5,010   6,050    1,000     45,555,544

 OPERATING DISBURSEMENTS
12  NET PAYROLL                           500,771     560,149      112,437                                 1,173,357
13  PAYROLL TAXES PAID                                     --      524,486                                   524,486
14  SALES, USE & OTHER TAXES PAID           9,429         770                                                 10,199
15  SECURED/RENTAL/LEASES                 496,959     130,335       71,718                                   699,012
16  UTILITIES                             100,185      88,360      211,235                                   399,780
17  INSURANCE                               6,099          --      597,388                                   603,487
18  INVENTORY PURCHASES                 1,269,266   1,178,079                                              2,447,345
19  VEHICLE EXPENSE                        64,627      10,109                                                 74,736
20  TRAVEL                                 21,689      12,853          643                                    35,185
21  ENTERTAINMENT                             --          369                                                    369
22  REPAIRS & MAINTENANCE                   2,617      19,292        2,790                                    24,699
23  SUPPLIES                                9,375      40,685                                                 50,060
24  ADVERTISING                                            --           --                                        --
25  OTHER                                 546,714   7,266,715   15,367,241        --      --       --     23,180,670
          LOAN PAYMENTS                   324,609   7,012,936   15,000,000                                22,337,545
          FREIGHT                          97,953     152,540                                                250,493
          CONTRACT LABOR                      617       1,976       31,937                                    34,530
          401K PAYMENTS                                    --      157,719                                   157,719
          PAYROLL TAX ADVANCE ADP                                                                                 --
          WAGE GARNISHMENTS                                                                                       --
          MISC.                           123,535      99,263      177,585                                   400,383

26  TOTAL OPERATING DISBURSEMENTS       3,027,731   9,307,716   16,887,938        --      --       --     29,223,385

 REORGANIZATION DISBURSEMENTS
27  PROFESSIONAL FEES                                      --      492,647                                   492,647
28  US TRUSTEE FEES                                        --                                                     --
29  OTHER                                                                                                         --
30  TOTAL REORGANIZATION EXPENSE               --          --      492,647        --      --       --        492,647

31  TOTAL DISBURSEMENTS                 3,027,731   9,307,716   17,380,585        --      --       --     29,716,032

32  NET CASH FLOW                          (1,483)     28,625  (10,319,627)       --      --       --    (10,292,485)

33  CASH - END OF MONTH                        --     (66,617)  15,894,069     5,010   6,050    1,000     15,839,512

CASE NAME:      KEVCO MANAGEMENT, INC.                        ACCRUAL BASIS - 4

CASE NUMBER:    401-40788-BJH-11


                                                         SCHEDULED          MONTH             MONTH             MONTH
ACCOUNTS RECEIVABLE AGING                                 AMOUNT            FEB-01            MAR-01            APR-01
-------------------------                                -------            ------            ------            ------
1.  0 - 30
2.  31 - 60
3.  61 - 90
4.  91+
5.  Total Accounts Receivable                               0                 0                 0                 0
6.  (Amount Considered Uncollectible)
7.  Accounts Receivable (Net)                               0                 0                 0                 0

AGING OF POST PETITION                                      MONTH:     April-01
TAXES AND PAYABLES                                                -------------


                                             0 - 30       31 - 60           61 - 90             91+
TAXES PAYABLE                                 DAYS          DAYS              DAYS              DAYS              TOTAL
-------------                                ------       -------           -------            -----             -------
1.  Federal                                                                                                            0
2.  State                                                                                                              0
3.  Local                                                                                                              0
4.  Other (See below)                         1,055        7,414                                                   8,469
5.  Total Taxes Payable                       1,055        7,414                  0              0                 8,469
6.  Accounts Payable                         59,887          878            225,099                              285,864

STATUS OF POST PETITION TAXES                               MONTH:     April-01
                                                                  -------------



                                         BEGINNING TAX        AMOUNT WITHHELD                                 ENDING TAX
FEDERAL                                    LIABILITY*         AND/OR ACCRUED              (AMOUNT PAID)       LIABILITY
-------                                  -------------        ---------------             -------------       ---------
1.  Withholding**                                                26,660                      (26,660)              0
2.  FICA - Employee**                                            12,006                      (12,006)              0
3.  FICA - Employer**                                            12,006                      (12,006)              0
4.  Unemployment                                                     30                          (30)              0
5.  Income                                                                                         0               0
6.  Other (Attach List)                                                                            0
7.  Total Federal Taxes                           0              50,702                      (50,702)              0

STATE AND LOCAL

8.  Withholding                                                     168                         (168)              0
9.  Sales (FOOTNOTE)                          6,412                                                0           6,412
10. Excise                                                                                         0               0
11. Unemployment                                                    207                         (207)              0
12. Real Property (FOOTNOTE)                  1,002               1,055                            0           2,057
13. Personal Property                                                                              0               0
14. Other (Attach List)                                                                            0               0
15. Total State And Local                     7,414               1,430                         (375)          8,469
16. Total Taxes                               7,414              52,132                      (51,077)          8,469

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:       KEVCO MANAGEMENT, INC.                       ACCRUAL BASIS - 5

CASE NUMBER:     401-40788-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.



                                                            MONTH:     APRIL-01
                                                                  -------------


BANK RECONCILIATIONS                           Account # 1               Account # 2
--------------------                         -----------------         ----------------
A.  BANK:                                    Bank of America           Bank of America           Other Accounts
B.  ACCOUNT NUMBER:                            1295026976                3751629012               (Attach List)         TOTAL
C.  PURPOSE (TYPE):                         Operating Account         DIP Disbursement
                                                                          Account
1.  Balance Per Bank Statement                   1,195,547                 661,051                  14,841,836        16,698,434
2.  Add: Total Deposits Not Credited                                                                         0                 0
3.  Subtract: Outstanding Checks                  (638,265)                                           (146,578)         (784,843)
4.  Other Reconciling Items                         47,032                                             (67,554)          (20,522)
5.  Month End Balance Per Books                    604,314                 661,051                  14,627,704        15,893,069
6.  Number of Last Check Written                       N/A                     N/A

INVESTMENT ACCOUNTS


BANK, ACCOUNT NAME & NUMBER                   DATE OF PURCHASE         TYPE OF INSTRUMENT        PURCHASE PRICE     CURRENT VALUE
---------------------------                   ----------------         ------------------        --------------     -------------
7.
8.
9.
10. (Attach List)
11. Total Investments                                                                                        0                 0

CASH

12. Currency On Hand                                                                                                       1,000
13. Total Cash - End of Month (Footnote)                                                                              15,894,069

This form  x   does     does not have related footnotes on Footnotes Supplement.
          ---       ---

CASE NAME:           KEVCO MANAGEMENT, INC.                       SUPPLEMENT TO

CASE NUMBER:         401-40788-BJH-11                         ACCRUAL BASIS - 5

                                                            MONTH:   APRIL-01
                                                                  -------------


BANK RECONCILIATIONS                                     Account # 3                Account # 4       Account # 5
--------------------                                     -----------                -----------       -----------
A.  BANK:                                      Bank of America/ Nations Funds     Bank of America                         TOTAL
B.  ACCOUNT NUMBER:                                        846713                   3751775241                          OTHER BANK
C.  PURPOSE (TYPE):                                    Kevco, Inc. S-T                                                   ACCOUNTS
                                                         Investment                 Stay Pay
1.  Balance Per Bank Statement                           13,692,684                   984,081                           14,676,765
2.  Add: Total Deposits Not Credited                                                                                             0
3.  Subtract: Outstanding Checks                                                                                                 0
4.  Other Reconciling Items                                                                                                      0
5.  Month End Balance Per Books                          13,692,684                   984,081                           14,676,765
6.  Number of Last Check Written                                N/A                       N/A


INVESTMENT ACCOUNTS


                                                            DATE OF              TYPE OF
BANK, ACCOUNT NAME & NUMBER                                 PURCHASE           INSTRUMENT      PURCHASE PRICE      CURRENT VALUE
---------------------------                                 --------           ----------      --------------      -------------
A.
B.
C.
D.
     TOTAL OTHER INVESTMENT ACCOUNTS - LINE 10                                                        0                  0

CASE NAME:      KEVCO MANAGEMENT, INC.                        2ND SUPPLEMENT TO

CASE NUMBER:    401-40788-BJH-11                              ACCRUAL BASIS - 5

                                                            MONTH:   APRIL-01
                                                                  -------------


BANK RECONCILIATIONS                         Account # 6                Account # 7            Account # 8
--------------------                       ---------------            ---------------       ----------------
A.  BANK:                                  Bank of America            Bank of America        Bank of America            TOTAL
B.  ACCOUNT NUMBER:                          1295027040                 3750768628             3750801912             OTHER BANK
C.  PURPOSE (TYPE):                         Payroll-Dist                Payroll-MFG           Payroll-Mgmt             ACCOUNTS
1.  Balance Per Bank Statement                 72,183                    69,958                   22,930              165,071
2.  Add: Total Deposits Not Credited                                                                                        0
3.  Subtract: Outstanding Checks             (146,578)                                                               (146,578)
4.  Other Reconciling Items                   (67,554)                                                                (67,554)
5.  Month End Balance Per Books              (141,949)                   69,958                   22,930              (49,061)
6.  Number of Last Check Written                  N/A                       N/A                      N/A


INVESTMENT ACCOUNTS


                                                            DATE OF              TYPE OF
BANK, ACCOUNT NAME & NUMBER                                 PURCHASE           INSTRUMENT      PURCHASE PRICE      CURRENT VALUE
---------------------------                                 --------           ----------      --------------      -------------
A.
B.
C.
D.

      TOTAL OTHER INVESTMENT ACCOUNTS - LINE 10                                                          0                  0

CASE NAME:        KEVCO MANAGEMENT, INC.                      ACCRUAL BASIS - 6

CASE NUMBER:      401-40788-BJH-11
                                                       MONTH:     APRIL-01
                                                             ------------------
PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

                                    INSIDERS

                                             TYPE OF                  AMOUNT         TOTAL PAID
           NAME                              PAYMENT                   PAID           TO DATE
           ----                              -------                  -----           -------
1.  Sharon Romere                        Expense Reimb.                    0              240
2.  Joe Tomczak                          Expense Reimb.                  110              371
3.  John Wittig                          Expense Reimb.                    0              263
4.  Sharon Romere                        Payroll                       8,077           21,923
5.  Joe Tomczak                          Payroll                      20,192           54,808
6.  John Wittig                          Payroll                      14,135           37,692
7.  Will Simpson                         Payroll                       9,886           27,194
    Other (see attached)                                              19,000           19,000
8.  Total Payments To Insiders                                        71,400          142,491



                                  PROFESSIONALS




                                         DATE OF
                                        COURT ORDER                                                               TOTAL
                                        AUTHORIZING          AMOUNT        AMOUNT          TOTAL PAID           INCURRED
           NAME                           PAYMENT           APPROVED        PAID             TO DATE            & UNPAID*
           ----                         ----------          --------       -------          ----------          ---------
1.  Haynes and Boone                     03/20/01            492,647       492,647            492,647            361,375
2.  Lain, Faulkner & Co., P.C.           03/20/01                  0             0                  0            173,349
3.
4.
5.  (Attach List)
6.  Total Payments To Professionals                          492,647       492,647            492,647            534,724

*  Include all fees incurred, both approved and unapproved

       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                               PROTECTION PAYMENTS



                                      SCHEDULED         AMOUNTS        TOTAL
                                       MONTHLY            PAID        UNPAID
                                       PAYMENT           DURING        POST
          NAME OF CREDITOR               DUE             MONTH       PETITION
          ----------------            --------          -------      --------
1.  Bank of America (FOOTNOTE)           N/A          21,213,321    41,900,067
2.  Leases Payable (FOOTNOTE)                            (Not Available)
3.
4.
5.  (Attach List)
6.  TOTAL                                  0          21,213,321    41,900,067

This form  x   does    does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:     KEVCO MANAGEMENT, INC.                          SUPPLEMENT TO

CASE NUMBER:   401-40788-BJH-11                                ACCRUAL BASIS - 6

PAYMENTS TO INSIDERS AND PROFESSIONALS                        MONTH:   APR-01
                                                                    ------------

                                    INSIDERS


                                TYPE OF            AMOUNT         TOTAL PAID
          NAME                  PAYMENT             PAID           TO DATE
          ----                  -------            ------         ----------
A.   Bill Estes              Director's Fees       6,500            6,500
B.   Peter McKee             Director's Fees       6,000            6,000
C.   Richard Nevins          Director's Fees       6,500            6,500
D.
E.
F.
G.
H.

TOTAL OTHER PAYMENTS TO INSIDERS -  LINE 5   19,000           19,000


                                 PROFESSIONALS


                         DATE OF
                          COURT
                          ORDER                                     TOTAL
                       AUTHORIZING    AMOUNT     TOTAL PAID      INCURRED &
          NAME           PAYMENT       PAID       TO DATE          UNPAID*
          ----         -----------    ------     ----------      -----------
A.
B.
C.
D.
E.
F.
G.
H.
TOTAL OTHER PAYMENTS TO PROFESSIONALS-LINE 5

     * Include all fees incurred, both approved and unapproved

       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                              PROTECTION PAYMENTS


                       SCHEDULED      AMOUNT       TOTAL
                        MONTHLY        PAID        UNPAID
                        PAYMENTS      DURING        POST
NAME OF CREDITOR          DUE         MONTH       PETITION
----------------       ---------      ------     ----------



A.
B.
C.
D.
E.
STATUS OF OTHER CREDITORS - LINE 5

CASE NAME:         KEVCO MANAGEMENT, INC.                     ACCRUAL BASIS - 7

CASE NUMBER:       401-40788-BJH-11
                                                          MONTH:   APRIL-01
QUESTIONNAIRE                                                   --------------


                                                                                                                 YES         NO
                                                                                                                 ---         --
1.     Have any Assets been sold or transferred outside the normal course of business
       this reporting period?                                                                                                x
2.     Have any funds been disbursed from any account other than a debtor in
       possession account?                                                                                                   x
3.     Are any Post Petition Receivables (accounts, notes, or loans) due from related parties?                    x
4.     Have any payments been made on Pre Petition Liabilities this reporting period?                             x
5.     Have any Post Petition Loans been received by the debtor from any party?                                              x
6.     Are any Post Petition Payroll Taxes past due?                                                                         x
7.     Are any Post Petition State or Federal Income Taxes past due?                                                         x
8.     Are any Post Petition Real Estate Taxes past due?                                                                     x
9.     Are any other Post Petition Taxes past due?                                                                           x
10.    Are any amounts owed to Post Petition creditors delinquent?                                                           x
11.    Have any Pre Petition Taxes been paid during the reporting period?                                                    x
12.    Are any wage payments past due?                                                                                       x

If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.

SEE FOOTNOTE

INSURANCE


                                                                                                                 YES         NO
                                                                                                                 ---         --
1.     Are Worker's Compensation, General Liability and other necessary insurance
       coverages in effect?                                                                                       x
2.     Are all premium payments paid current?                                                                     x
3.     Please itemize policies below.

  If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.

                              INSTALLMENT PAYMENTS


TYPE OF POLICY             CARRIER                        PERIOD COVERED           PAYMENT AMOUNT & FREQUENCY
--------------             -------                        --------------           --------------------------
Property                Lexingon, Allianz                 5/29/00-5/29/01               Annual      $  3,632
Group Health            Blue Cross Blue Shield      Self Insured - Renews Annual        Annual      $141,036
Auto                    Liberty Mutual                     9/1/00-9/1/01                Annual      $  6,030
Fiduciary               Federal Insurance                  7/15/00-9/1/01               Annual      $ 10,800
Employee Practices      Federal Insurance                 6/30/99-6/30/01               Annual      $ 72,800
Crimeguard              National Union                     6/30/00-9/1/01               Annual      $ 10,873
D&O Liability           Great American                   10/31/98-10/31/01              Annual      $ 71,250

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:          KEVCO MANAGEMENT, INC.                  FOOTNOTES SUPPLEMENT

CASE NUMBER:        401-40788-BJH-11                           ACCRUAL BASIS

                                                      MONTH:      April-01
                                                                  --------


ACCRUAL
BASIS
FORM                            LINE
NUMBER                          NUMBER                           FOOTNOTE / EXPLANATION
--------                        ------                           ----------------------
1                                1                   Pursuant to the February 12, 2001 Order (1) Authorizing
3                                1                   Continued Use of Existing Forms and Records; (2) Authorizing
5                                13                  Maintenance of Existing Corporate Bank Accounts and Cash
                                                     Management System; and (3) Extending Time to Comply with 11
                                                     U.S.C. Section 345 Investment Guidelines, funds in the Bank of
                                                     America and Key Bank deposit accounts are swept daily into
                                                     Kevco's lead account number 1295026976. The Bank of America lead account is administered by, and held in the name of Kevco
                                                     Management Co. Accordingly, all cash receipts and disbursements flow through Kevco Management's Bank of America DIP account. A schedule allocating receipts and disbursements among Kevco, Inc.
                                                     and its subsidiaries is included in this report as a Supplement to Accrual Basis -3.

1                                7                   Prepaid Expenses consist of payroll, rent, insurance and other miscellaneous items. The largest prepaid item, payroll, is due to the timing difference between transfers to ADP payroll
                                                     service and distribution of payroll checks.

1                                15A                 Intercompany receivables/payables are from/to co-debtors Kevco
1                                27A                 Manufacturing, LP (Case No. 401-40784-BJH-11), Kevco
7                                3                   Distribution, LP (Case No. 401-40789-BJH-11), Kevco Holding,
                                                     Inc. (Case No. 401-40785-BJH-11), DCM Delaware, Inc. (Case No.
                                                     401-40787-BJH-11), Kevco GP, Inc. (Case No. 401-40786-BJH-11),
                                                     Kevco Components, Inc. (Case No. 401-40790-BJH-11), and Kevco,
                                                     Inc. (Case No. 401-40783-BJH-11). Although intercompany balances increased post-petition, the increase has not been reflected as post-petition assets and liabilities.

1                                15A                 Intercompany assets were inadvertently misstated on Debtor's
1                                32                  Schedules. The February adjustment to equity corrected the error. The April adjustment to equity is due to a secured debt reduction pursuant to the sale of Kevco Manufacturing, LP's operating division (Sunbelt Wood), as well as a direct cash payment of $15 million (see footnote 1,24). The secured debt owed to Bank of America by Kevco, Inc. (Case No.
                                                     401-40783-BJH-11) has been guaranteed by all of its co-debtors
                                                     (see Footnote 1,27A); therefore, the secured debt is reflected as a liability on all of the Kevco entities. The charge to equity is simply an adjustment to the balance sheet.

1                                22                  The Debtor records on its books accruals for certain liabilities
2                                17A                 based on historical estimates. While the known creditors were listed on the Debtor's Schedules, the estimated amounts were not. Accordingly, for purposes of this report, the accrued liabilities are reflected as post-petition "Accrued
                                                     Liabilities." During an internal audit of the accrued
                                                     liabilities account during April, an error was discovered and corrected.

CASE NAME:          KEVCO MANAGEMENT, INC.                  FOOTNOTES SUPPLEMENT

CASE NUMBER:        401-40788-BJH-11                           ACCRUAL BASIS

                                                      MONTH:      April-01
                                                                  --------


ACCRUAL
BASIS
FORM                            LINE
NUMBER                          NUMBER                                FOOTNOTE/EXPLANATION
--------                        ------                                ----------------------
1                                1                (A) Pursuant to an Asset Purchase Agreement approved by the Court on February
1                                24               23, 2001 and effective as of the same date among Kevco, Inc., Kevco
6                                1                Manufacturing, LP, Wingate Management Co. II, LP and Adorn LLC, certain assets
7                                4                and liabilities of Design Components, a division of Kevco Manufacturing, LP
                                                  (Case No. 401-40784-BJH-11), were transferred to Adorn, LLC. At the effective date of purchase, Buyer assumed certain executory contracts, approximately
                                                  $1.6 million of Kevco Manufacturing, LP's unsecured pre-petition liabilities,
                                                  $3.5 million of accounts receivable, $5 million of inventory and $2.2 million
                                                  (book value) of property and equipment. Payment was made directly to Bank of
                                                  America, the secured lender, thereby reducing pre-petition secured debt.

                                                  (B) Pursuant to an Asset Purchase Agreement approved by the Court on April 3,
                                                  2001 and effective as of the same date, Universal Forest Products Eastern
                                                  Division, Inc. purchased the assets (inventory, equipment, machinery and five of the seven facilities at which Sunbelt Wood Components Division operates) of the Sunbelt division of Kevco Manufacturing, LP. Approximately $7 million in sales proceeds were paid directly to Bank of America thereby reducing pre-petition secured debt.

                                                  (C) Debtor paid $15 million from available cash during April to Bank of
                                                  America to reduce pre-petition secured debt.

1                                25               Pursuant to Order dated February 12, 2001 and Supplemental Order dated March
                                                  14, 2001, debtors were authorized to pay pre-petition salaries and wages up to a maximum of $4,300 per employee. Debtors were also (a) allowed to pay accrued vacation to terminated employees and (b) permitted to continue allowing employees to use vacation time as scheduled.

4                                9,12             Sales / property tax liabilities represent accruals of tax and are not yet due.

6                                2                The Debtor is the lessee on hundreds of real and personal property leases, the vast majority of which have been or will soon be rejected. The Debtor does not isolate monthly payments due or paid on account of such leases. Instead, all lease payments are reflected in the Debtor's accounts payable system. To separately identify monthly accruals and payments on leases would require an enormous outlay of the Debtor's accounting personnel and professionals. The
                                                  Debtor simply does not have available to it the resources that would be required to provide the detail requested. If any party-in-interest desires specific information about any specific lease, the Debtor will provide such information upon request.